UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 24, 2008
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On October 23, 2008, Reinsurance Group of America, Incorporated (the “Company”) issued a press release announcing its earnings for the three-month period ended September 30, 2008 and providing certain additional information. The press release is attached as Exhibit 99.1 to the Current Report on Form 8-K dated October 23, 2008. On October 24, 2008, the Company issued an Investment Supplement for the quarter ended September 30, 2008, a copy of which is attached hereto as Exhibit 99.1. The Investment Supplement is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Exhibit

99.1	Investment Supplement of Reinsurance Group of America, Incorporated for the quarter ended September 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: October 24, 2008	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Investment Supplement of Reinsurance Group of America, Incorporated for the quarter ended September 30, 2008.